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Exhibit 10M
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The Company has two different forms of termination agreements, forms of which were filed as Exhibit 10L to the Company's Annual Report on Form 10-K for the year ended December 31, 1990, File No. 1-5945.

As of December 31, 1994, the following Executive Officers had entered into the first form of such termination agreement with the Company:

              Thomas G. Labrecque

              Richard J. Boyle

              Michael P. Esposito, Jr.

As of December 31, 1994, the following Executive Officers had entered into the second form of such termination agreement with the Company:

              Donald L. Boudreau

              Deborah L. Duncan

              A. Wright Elliott

              John J. Farrell

              Robert D. Hunter

              E. Michel Kruse

              Arjun K. Mathrani

              John V. Scicutella*

              L. Edward Shaw, Jr.
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             *Resigned January 26, 1995